Entry to a Material Agreement	12 Months Ended
Dec. 31, 2014
Notes to Financial Statements
Note 12 - Entry to a Material Agreement

On December 12, 2012, the Company entered into a Share Purchase Agreement in which the Company would acquire all the issued and outstanding shares of NFC Data Inc., a corporation organized under the laws of the British Virgin Islands, such that upon completion of the this transaction, NFC Data Inc. would become a wholly owned subsidiary. As at December 31, 2013, the closing did not occur and in 2014, NFC Data Inc. made a unilateral decision to withdraw from the Share Purchase Agreement; an agreement which the Company fully intended to complete.

On August 26, 2014, the Company filed a Statement of Claim in the Eastern Caribbean Supreme Court in the High Court of Justice, (Commercial Division) British Virgin Islands, against SecureOne Corporation (formerly NFC Data Inc.) and the eleven major shareholders of SecureOne Corporation, for breach of the Share Purchase Agreement. The claim seeks damages in the amount of $10,798,500 plus interest and reimbursement of the Company’s legal costs. The matter is presently before the Courts, and a trial date is expected for mid-year 2015.